Exhibit 10.1

Execution Version

LIMITED CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 15th day of June, 2018 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ABN 11 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

RECITALS

A. Reference is made to the Amended and Restated Credit Agreement, dated as of October 11, 2017, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as heretofore amended and amended hereby, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

B. The Borrowers have informed the Lenders that they desire to (i) dispose of all of the Capital Stock of Garden City Group, LLC (“GCG”) and certain assets of the Canadian Borrower, as more particularly described in that certain Membership Interest and Asset Purchase Agreement, dated as of the date hereof (and substantively identical to the most recent draft thereof provided to the Administrative Agent prior to the date hereof), by and between Crawford, the Canadian Borrower, Epiq Class Action & Claims Solutions, Inc. and Epic Systems Canada LLC (collectively, the “Disposition”), and (ii) cause Crawford to declare and make a dividend to its shareholders of up to $10,000,000 (the “GCG Special Dividend”).

C. The Borrowers have requested, and the Lenders party hereto and the Administrative Agent have agreed, to consent to certain transactions that would otherwise be prohibited by the Credit Agreement and to make certain amendments thereto, all on the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

LIMITED CONSENT AND AMENDMENTS

1.1 The Required Lenders hereby consent to, and waive any Event of Default that would otherwise result from, the Disposition, and acknowledge and agree that no portion of the Asset Disposition baskets provided in Section 8.4 of the Credit Agreement will be deemed utilized in connection with the Disposition; provided that the Disposition is consummated on or before July 15, 2018.

1.2 The Required Lenders hereby consent to, and waive any Event of Default that would otherwise result from, the GCG Special Dividend, and acknowledge and agree that no portion of the Restricted Payments baskets provided in Section 8.6 of the Credit Agreement will be deemed utilized in connection with the GCG Special Dividend; provided that (i) the GCG Special Dividend is consummated on or before the first anniversary of the date of the Disposition; (ii) the aggregate amount of the GCG Special Dividend does not exceed the lesser of (A) $10,000,000 and (B) the aggregate amount of Net Cash Proceeds of the Disposition; (iii) no Default or Event of Default has occurred and is continuing at the time the GCG Special Dividend is consummated; and (iv) one Business Day prior to the date of the GCG Special Dividend, Crawford shall have delivered to the Administrative Agent a Compliance Certificate (appropriately modified), demonstrating that, after giving effect to the GCG Special Dividend, (A) the Borrowers are in compliance with each financial covenant set forth in Article VII of the Credit Agreement and (B) the Borrowers are projected (in good faith based upon assumptions believed by the management of Crawford to be reasonable when made) to be in compliance with each financial covenant set forth in Article VII of the Credit Agreement as of the last day of the fiscal quarter in which the GCG Special Dividend is made.

1.3 Each limited consent contained herein is a consent under the Credit Agreement and shall not constitute or be deemed to be a waiver of or departure from any term or provision of the Credit Agreement except in respect of the Disposition or the GCG Special Dividend, which terms and provisions shall continue in full force and effect, nor shall the limited consent set forth herein constitute or be deemed to constitute a consent to any transaction other than the Disposition or the GCG Special Dividend or a course of dealing among the parties.

1.4 The definition of “Consolidated Total Funded Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Total Funded Debt” means, as of any date of determination, the aggregate (without duplication) of (i) all Funded Debt of the Consolidated Entities as of such date plus (ii) at any time and from time to time on and after the first anniversary of the Disposition (as defined in the Limited Consent and First Amendment to Amended and Restated Credit Agreement, dated as of June 15, 2018), the aggregate maximum liability of the Consolidated Entities under (A) the General Agreement of Indemnity, dated as of February 3, 2015, by Crawford in favor of Liberty Mutual Group (as defined therein), and (B) the General Agreement of Indemnity, dated as of January 26, 2015, by Crawford and GCG in favor of Hartford (as defined therein).

1.5 The definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (ii)(C) thereof as follows: “(C) the aggregate of all Restricted Payments paid by the Consolidated Entities during such Reference Period pursuant to Section 8.6(a)(iii) or 8.6(a)(v) (and specifically not including the GCG Special Dividend, as defined in (and to the extent made in accordance with) the Limited Consent and First Amendment to Amended and Restated Credit Agreement, dated as of June 15, 2018)”.

1.6 The following definitions are hereby added to Section 1.1 of the Credit in proper alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

1.7 The following is hereby added to the Credit Agreement as a new Section 5.28 in proper numerical order:

5.28 Beneficial Ownership Certification. As of the date of delivery pursuant to Section 11.24, the information included in each Beneficial Ownership Certification provided by each Borrower, if applicable, is true and correct in all respects.

1.8 The following is hereby added to the Credit Agreement as a new Section 11.24 in proper numerical order:

11.24 Beneficial Ownership. Each Borrower agrees that, promptly following any request therefor, such Borrower will provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation. On or before June 22, 2018, with respect to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall deliver to each Lender a Beneficial Ownership Certification in relation to such Borrower, to the extent requested by such Lender.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Lenders party hereto (which Lenders shall constitute the Required Lenders).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Amendment has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and immediately after giving effect to this Amendment.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION

4.1 Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect (other than as expressly amended hereby), and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Without limiting the foregoing, each Credit Party consents to the amendment of the Credit Agreement effected by Article I and confirms for the benefit of the Lenders and the Administrative Agent that (i) if applicable, its obligations (A) as a Subsidiary Guarantor under the applicable Guaranty and (B) under the Security Documents to which it is a party are not discharged or (except as set out in clause (ii) below) otherwise affected by those amendments or the other provisions of this Amendment and shall accordingly continue in full force and effect; and (ii) the Guaranty Obligations and Secured Liabilities (howsoever defined in each relevant Security Document) shall after the Effective Date extend to the obligations of each Credit Party (as applicable) under the Credit Agreement as amended hereby and under any other Credit Documents. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

4.2 Notwithstanding anything to the contrary in this Amendment, the Credit Agreement or any other Credit Document, the parties hereto hereby acknowledge and agree that, concurrently with the consummation of the Disposition in accordance with Section 1.1: (a) each of GCG and Settlement Services, Inc., a Florida corporation (“SSI”), will be automatically released from any and all liabilities and/or other obligations such Person has under the Credit Documents; (b) all security interests, liens and other interests held by the Administrative Agent, for the ratable benefit of the Secured Parties (as such term is defined in the Security Documents), on the assets of the Canadian Borrower disposed of pursuant to the Disposition, on the Capital Stock of Garden City Group, LLC and on the assets of GCG and SSI, shall be automatically terminated and released without any further action by Crawford, the Administrative Agent or any other Person, and the Administrative Agent will (at Crawford’s expense) deliver to Shannon C. Baxter, Dentons US LLP (“Crawford’s Counsel”), 303 Peachtree Street, Suite 5300, Atlanta, Georgia 30308, such releases as are reasonably requested by Crawford or Crawford’s Counsel in connection with the release of such security interests, liens and other interests, including, without limitation,

(i) Uniform Commercial Code termination statements with respect to the Uniform Commercial Code financing statements naming GCG and SSI as debtor and the Administrative Agent as secured party,

(ii) a termination of that certain Control Account Agreement, dated as of December 8, 2011, among GCG, the Administrative Agent and Signature Bank, as amended, and

(iii) releases and reassignments of the assignments filed with the U.S. Copyright Office and the U.S. Patent and Trademark Office with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral (as such terms are defined in the Security Agreement) of GCG; and

(c) Crawford and Crawford’s Counsel (and each of their respective agents and designees) shall be authorized to file and/or deliver all of the terminations, releases and reassignments described in clause (b) above. Upon reasonable notice and request, the Administrative Agent agrees to execute, deliver and/or file (in each case, at Crawford’s expense) such additional documents as are necessary to effect such termination and release of such security interests, liens and other interests as Crawford or Crawford’s Counsel may so request in order to evidence or otherwise give public notice of such terminations and releases. In addition to the foregoing, the Administrative Agent agrees that it will, on the date on which the Disposition occurs in accordance with Section 1.1, deliver (at Crawford’s expense), by overnight delivery, to Crawford’s Counsel all original collateral disposed of pursuant to the Disposition in the possession of the Administrative Agent in connection with the Credit Documents.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

5.2 Full Force and Effect. Except as expressly amended, released or terminated hereby, the Credit Agreement and the other Credit Documents, including the Security Documents and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted and ratifies and reaffirms the guarantee of obligations (including in relation to the Credit Agreement as amended hereby) by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement or any other Credit Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement or such other Credit Document after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any other Credit Documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Credit Agreement or any other Credit Document except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3 Expenses. Crawford agrees on demand to (i) pay the reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent and (ii) reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

5.8 Counterparts Received After the Effective Date. To the extent that, after the Effective Date but on or before June 19, 2018, any Lender that is not a party to this Amendment as of the Effective Date delivers a counterpart signature hereto, such signature page shall be appended hereto and such Lender shall become a party hereto as if such signature page had been included on the Effective Date.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

CRAWFORD & COMPANY

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Director

CRAWFORD & COMPANY (CANADA) INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Assistant Corporate Secretary

EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

By:	/s/ Joseph O. Blanco
Name:	Joseph O. Blanco
Title:	Director

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Director

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CRAWFORD & COMPANY INTERNATIONAL, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Senior Vice President

CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Director

CRAWFORD & COMPANY ADJUSTERS LIMITED

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Director

GARDEN CITY GROUP, LLC

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

CRAWFORD LEASING SERVICES, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

RISK SCIENCES GROUP, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

BROADSPIRE SERVICES, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

BROADSPIRE INSURANCE SERVICES, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

BROADSPIRE DISABILITY SERVICES, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Secretary

SETTLEMENT SERVICES, INC.

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Secretary

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

WEGOLOOK, LLC

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Vice President

CRAWFORD INNOVATIVE VENTURES, LLC

By:	/s/ R. Eric Powers, III
Name:	R. Eric Powers, III
Title:	Secretary

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, UK Security Trustee, Australian Security Trustee, an Issuing Bank and a Lender

By:	/s/ Lex Mayers
Name:	Lex Mayers
Title:	Senior Vice President

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ Ryan Maples
Name:	Ryan Maples
Title:	Sr. Vice President

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Kimberly A. Crotty
Name:	Kimberly A. Crotty
Title:	Vice President

SIGNATURE PAGE TO

LIMITED CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT